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                                                                    EXHIBIT 10.9

                        POST-CLOSING COVENANTS AGREEMENT


                 POST-CLOSING COVENANTS AGREEMENT dated as of _________ ___, 1996 (the "AGREEMENT"), among FRESENIUS AG, an Aktiengesellschaft organized under the laws of the Federal Republic of Germany ("FAG"), W. R. GRACE & CO., a Delaware corporation ("GRACE-DEL."), W. R. GRACE & CO.-CONN., a Connecticut corporation ("GRACE-CONN." and together with Grace-Del., the "GRACE PARTIES"), and FRESENIUS MEDICAL CARE AG, an Aktiengesellschaft organized under the laws of the Federal Republic of Germany ("FMC").

                                R E C I T A L S

                 WHEREAS, FAG and W. R. Grace & Co., a New York corporation, have entered into an Agreement and Plan of Reorganization dated as of February 4, 1996 (the "REORGANIZATION AGREEMENT");

                 WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the willingness of the parties to the Reorganization Agreement to consummate the Reorganization (as such term is defined in the Reorganization Agreement).

                 NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and the above recited consideration and other good and valuable consideration, the parties hereto agree as follows:

                 SECTION 1. DEFINITIONS. Capitalized terms used in this Agreement without definitions will have the meanings ascribed to such terms in the Reorganization Agreement).

                 "AFFILIATE" shall mean with respect to any Person, any entity which directly or indirectly (i) controls not less than 50% of the equity securities of the specified Person, (ii) not less than 50% of the equity securities of which entity are controlled by the specified Person, or (iii) not less than 50% of the equity securities of which entity and not less than 50% of the equity securities of the specified Person are under common control; provided, however, that for purposes of this Agreement neither FMC nor any of its subsidiaries (collectively, the "FMC ENTITIES") shall be deemed to be an Affiliate of FAG or any of its subsidiaries, other than the FMC Entities (collectively, the "FAG ENTITIES"), and no FAG Entity shall be deemed an Affiliate of any FMC Entity.

                 "RENAL BUSINESS" as used herein means the business of supplying renal care related goods and services, including laboratories; provided, that for purposes of interpreting the foregoing clause, the parties shall be guided by the Reorganization Agreement, including the Contribution Agreement, dated February 4, 1996, among FAG, FMC (then known as Steril Pharma
GmbH) and Grace-Conn., and the Distribution Agreement, dated February 4, 1996,





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among W. R. Grace & Co., a New York corporation ("Grace-NY"), Grace-Conn., and
FAG; provided, further, that it is expressly acknowledged by the parties hereto that the home care business of FAG is not, and shall not be deemed to be, a Renal Business.

                 SECTION 2. NONCOMPETITION. Until the tenth anniversary of the Effective Time, neither FAG or any Affiliate of FAG, on the one hand, nor either of the Grace Parties or any Affiliate of either of the Grace Parties, on the other hand, shall compete with FMC in the Renal Business, or own, manage, operate, control or have an aggregate interest equal to greater than 5% of the voting stock or 25% of the total equity in any enterprise which competes with FMC in the Renal Business; provided, however, that nothing contained herein shall prohibit FAG, either of the Grace Parties, any Affiliate of FAG or either of the Grace Parties or such other enterprise from (A) manufacturing and selling any products or rendering any services to FMC or any of its subsidiaries, (B) manufacturing and selling any products or rendering any services which are used in the Renal Business, but which also are used in other businesses, so long as such products and services are not sold or rendered by FAG, either of the Grace Parties, such Affiliates or such other enterprise, as the case may be, in the Renal Business in competition with FMC, or (C) acquiring and then engaging in the business of a corporation or other entity or affiliated group of corporations or other entities (an "ACQUIRED PERSON") that in the twelve month period ending on the last day of the month immediately preceding the date of such acquisition did not earn more than 50% of its consolidated revenues from the Renal Business, so long as promptly following such acquisition the acquiring Person offers to FMC, at the acquiring Person's election, either the right to acquire for fair market value that portion of the assets and liabilities of the Acquired Person that are used predominantly in the Renal Business or the right to enter into supply agreements or other appropriate agreements relating the Renal Business of the Acquired Person, which supply agreements or other appropriate agreements shall be at cost, plus a reasonable amount to cover overhead expenses.

                 SECTION 3. RIGHT OF FIRST NEGOTIATION. If, at any time prior to the tenth anniversary of the date hereof, either FAG or Grace-Conn. shall develop any new technology whether patented or a trade secret (such party developing such new technology, hereinafter referred to as the "INVENTOR") and the Inventor intends to sell or license such technology to a third party for applications in, or with a material special relationship to, the Renal Business, the Inventor shall first advise FMC of its intent to sell or license such technology and shall negotiate with FMC in good faith for the purpose of agreeing with FMC on either the terms of a sale to FMC of such technology or of a license granting FMC rights to use such technology in the Renal Business. If the Inventor and FMC are unable to agree on mutually satisfactory terms of such sale or license, as the case may be, after good faith negotiations, FMC shall have no further rights in or to such technology and the Inventor shall be free to sell or license such technology to third parties free and clear of any rights of FMC therein.

                 SECTION 4. VALIDITY. If any provision of this Agreement should, for any reason whatsoever, be declared invalid or unenforceable by a court of competent jurisdiction, the validity or enforcement of the remainder of the Agreement shall not thereby be adversely





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affected and such provision shall be deemed deleted herefrom with respect, and only with respect, to the operation of such provision in the particular jurisdiction in which such adjudication was made; provided, however, that to the extent any such provision may be made valid and enforceable in such jurisdiction by limitations on the scope of the activities, geographical area or time period covered, the parties agree that such provision instead shall be deemed limited to the extent, and only to the extent, necessary to make such provision enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction, and any court of competent jurisdiction is hereby authorized to enforce such provision as so limited.

                 SECTION 5. SPECIFIC PERFORMANCE. In the event of any actual or threatened breach of any of the terms and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right of specific performance and injunctive relief giving effect to its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                 SECTION 6. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by fax or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                 (i)      if to FAG:

                          Fresenius AG
                          Borkenberg 14
                          61440 Oberursel
                          Germany
                          Attention: Mr. Udo Werle
                          Fax: 49-6171-60-2104

                          with a copy to:

                          O'Melveny & Myers
                          153 East 53rd Street
                          New York, New York  10022
                          Attention:  Dr. Ulrich Wagner
                          Fax: (212) 326-2061





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                 (ii)     if to FMC:

                          Fresenius Medical Care AG
                          Borkenberg 14
                          61440 Oberursel
                          Germany
                          Attention: _______________
                          Fax: _____________________


                          with a copy to:

                          __________________________




                 (iii)    if to either of the Grace Parties:

                          W. R. Grace & Co.
                          One Town Center Road
                          Boca Raton, Florida  33486-1010
                          Attention: Secretary

                          Fax: (561) 362-1635

                          with a copy to:

                          Wachtell, Lipton, Rosen & Katz
                          51 West 52nd Street
                          New York, New York  10019
                          Attention:  Andrew R. Brownstein, Esq.
                          Fax: (212) 403-2000

                 SECTION 7. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereof.

                 SECTION 8. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing contained in this Agreement, expressed or implied, is intended to confer upon any other person or entity other than the parties hereto any benefit, right, or remedies.





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                 SECTION 9.       COUNTERPARTS.  For the convenience of the
parties hereto, this Agreement may be executed in any number of separate counterparts signed by one or more of the parties hereto, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.





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                 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                          FRESENIUS AG


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          W. R. GRACE & CO.


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          W. R. GRACE & CO.-CONN.


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                          FRESENIUS MEDICAL CARE AG


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:





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